SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                  FORM 8-K/A-1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Event: October 17, 1997





                       UNITED INTERNATIONAL HOLDINGS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Delaware                        0-21974                      84-1116217
---------------                  ------------                 -----------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                 Identification #)
incorporation)



             4643 South Ulster Street, Suite 1300, Denver, Co. 80237
             -------------------------------------------------------
                     (Address of Principal Executive Office)



                                 (303) 770-4001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
-------  ------------------------------------

On September 9, 1997, the Registrant's wholly-owned subsidiaries, UIH Latin America, Inc., UIH Argentina, Inc., United International Holdings Argentina, S.A., and CV American Holdings L.L.C. (collectively the "Company"), signed a definitive agreement to sell all of the Company's cable television assets in Argentina to Supercanal Holding S.A. (the "Buyer"), an Argentine corporation. Subsequent to September 9, 1997, this agreement was amended and restated to sell each of the Company's interests in the Argentine regions of Bahia Blanca ("Bahia"), Comodoro Rivadavia and Trelew ("Comodoro"), and Santa Fe and Entre Rios ("Santa Fe") separately. The sale of the Company's interests in Bahia, Comodoro, and Santa Fe closed on October 17, 22, and 29, 1997, respectively. The Company's interests in Bahia were purchased by Multicanal S.A., an Argentine corporation, and the Buyer purchased all of the Company's interests in Comodoro. The Buyer also agreed to purchase all the Company's interests in Santa Fe, but subsequently assigned its rights to make such purchase to Multicanal S.A. and Cablevision S.A., both Argentine corporations, (collectively with the Buyer the "Buyers").

The sales price for Bahia, Comodoro and Santa Fe collectively was $268.2 million, $25.3 million of which consisted of remaining debt from the Company's original acquisition of Bahia, Comodoro and Santa Fe in October 1996, April 1997 and April 1997, respectively, which was assumed by the Buyers. From this net sales price of $242.9 million, $29.6 million was paid directly by the Buyers to other minority interest shareholders, resulting in net proceeds to the Company of $213.3 million. The payment was received in full in cash, except for a total of $11.25 million placed in escrow, of which $6.75 million will be received on December 1, 1997 and the final $4.5 million will be received 12 months after closing, pending any adjustments or disputes.

The Company's approximate net investment in its Argentine assets is $114.5 million, resulting in an estimated gain on the transaction (after transaction costs of approximately $0.6 million) of $98.2 million. Under the terms of its lending arrangements with a group of banks, the Company repaid from the proceeds of the sale all of its outstanding indebtedness under its bridge loan facility totaling $110 million plus accrued interest.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(b)  PRO FORMA FINANCIAL INFORMATION.

     The following unaudited pro forma consolidated balance sheet gives effect to the sale of Bahia, Comodoro and Santa Fe as if each had occurred on August 31, 1997. The following unaudited pro forma consolidated statements of operations for the year ended February 28, 1997 and for the six months ended August 31, 1997 give effect to the sale of Bahia, Comodoro and Santa Fe as if each had never occurred. Such acquisitions of Bahia, Comodoro and Santa Fe were consummated in October 1996, April 1997 and April 1997, respectively. The consolidated financial information and notes thereto do not purport to represent what the Registrant's results of operations would actually have been if such transactions had in fact occurred on such date.

     The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable under current circumstances. The unaudited pro forma consolidated financial information and accompanying notes should be read in conjunction with the consolidated financial statements and the related notes thereto, and other financial information pertaining to the Registrant, filed with the Securities and Exchange Commission.


                                                                           As of August 31, 1997
                                                   -----------------------------------------------------------------------
                                                                     Sale Of          Sale of        Sale of
                                                   Historical        Bahia(1)       Comodoro(2)    Santa Fe(3)  Pro Forma
                                                   ----------        --------       -----------    -----------  ---------
                                                                               (In Thousands)
CONSOLIDATED CONDENSED BALANCE SHEET

ASSETS
Cash and cash equivalents and short-term
  investments...................................   $102,019         $ 41,655         $ 15,219      $ 22,020      $180,913
Restricted cash.................................     10,520               --               --        (5,114)        5,406
Escrowed cash...................................         --            4,630            2,429         4,191        11,250
Subscriber receivables, net.....................      5,014           (3,007)              --            --         2,007
Costs to be reimbursed by affiliated companies..     10,786               --               --            --        10,786
Other current assets............................     29,484               --               --            --        29,484
                                                   --------         --------         --------      --------      --------
     Total current assets.......................    157,823           43,278           17,648        21,097       239,846

Property and equipment, net.....................    214,345           (4,604)              --            --       209,741
Investments in and advances to affiliated
  companies.....................................    301,858               --          (28,268)      (50,410)      223,180
Goodwill........................................    118,650          (60,158)              --            --        58,492
Other assets....................................     40,757           (1,659)              --            --        39,098
                                                   --------         --------         --------      --------      --------

     Total assets...............................   $833,433         $(23,143)        $(10,620)     $(29,313)     $770,357
                                                   ========         ========         =========     ========      ========

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Accounts payable, accrued liabilities and
  other.........................................   $ 50,644         $(14,804)        $   (358)     $   (167)     $ 35,315
Note payable(4).................................    110,000          (37,488)         (20,295)      (52,217)           --
Current portion long-term debt..................      4,705               --               --            --         4,705
Purchase money notes payable to
  sellers - current.............................     24,021           (6,256)          (8,996)       (8,769)           --
                                                   --------         --------         --------      --------      --------
     Total current liabilities..................    189,370          (58,548)         (29,649)      (61,153)       40,020

Purchase money notes payable to sellers.........     11,806               --           (3,645)       (8,161)           --
Senior secured notes and other debt.............    753,637               --               --            --       753,637
                                                   --------         --------         --------      --------      --------
     Total liabilities..........................    954,813          (58,548)         (33,294)      (69,314)      793,657
Minority interest...............................         69             (103)              --            --           (34)
Convertible preferred stock.....................     31,922               --               --            --        31,922
Stockholders'(deficit)equity....................   (153,371)          35,508           22,674        40,001       (55,188)
                                                   --------         --------         ---------      --------     --------
      Total liabilities and stockholders'
        (deficit) equity........................   $833,433         $(23,143)        $(10,620)     $(29,313)     $770,357
                                                   ========         ========         ========      ========      ========

(1) Represents the Company's sale of Bahia for a net $88.0 million cash plus assumption by the Buyers of the unpaid balance of purchase money notes payable to sellers including accrued interest of $469 thousand. The remaining adjustments eliminate the historical assets, liabilities, and stockholders' equity of Bahia, eliminate additional investments made subsequent to August 31, 1997, and record the gain on sale.
(2) Represents the Company's sale of Comodoro for a net $46.2 million cash plus assumption by the Buyers of the unpaid balance of purchase money notes payable to sellers including accrued interest of $358 thousand, the elimination of the historical investment balance, and the gain on sale.
(3) Represents the Company's sale of Santa Fe for a net $79.1 million cash plus assumption by the Buyers of the unpaid balance of purchase money notes payable to sellers including accrued interest of $167 thousand, the elimination of the historical investment balance and investments made subsequent to August 31, 1997, and the gain on sale.
(4) Under the terms of its lending arrangements with a group of banks, the Company used the proceeds of the sale of the Argentine operations to retire its outstanding indebtedness of $110.0 million to Toronto Dominion, plus accrued interest.

                                                                    Fiscal Year Ended February 28, 1997
                                                   ----------------------------------------------------------------------
                                                                    Sale Of          Sale of       Sale of
                                                   Historical       Bahia(1)       Comodoro(2)   Santa Fe(3)   Pro Forma
                                                   ----------       --------       -----------   -----------   ---------
                                                                (In Thousands, Except Share And Per Share Data)
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
Service and other revenue.......................    $  30,244      $(4,385)       $     --       $   --       $   25,859
Management fee income from related parties......        1,311           --              --           --            1,311
Operating expense...............................      (34,116)       2,031              --           --          (32,085)
Selling, general and administrative expense.....      (46,155)       2,183              --           --          (43,972)
Depreciation and amortization...................      (38,961)       1,592              --           --          (37,369)
                                                    ---------      -------         -------        -----        ---------
   Net operating loss...........................      (87,677)       1,421              --           --          (86,256)
Other income (expense):
Equity in losses of affiliated companies, net...      (47,575)          --              --           --          (47,575)
Gain on sale of investment in
  affiliated company............................       65,249           --              --           --           65,249
Interest, net...................................      (66,330)       1,078(4)           --           --          (65,252)
Provision for losses on investment
  related costs.................................       (5,859)          --              --           --           (5,859)
Other...........................................        3,367          (22)             --           --            3,345
                                                    ---------       -------        -------       ------        ---------
   Net loss....................................     $(138,825)      $ 2,477        $    --       $   --        $(136,348)
                                                    =========       =======        =======       ======        =========

   Net loss per common share....................    $   (3.56)      $  0.06                                    $   (3.50)
                                                    =========       =======                                    =========
   Weighted average number of shares
     outstanding................................   39,035,776    39,035,776                                   39,035,776
                                                   ==========    ==========                                   ==========

                                                                     Six Months Ended August 31, 1997
                                                   ----------------------------------------------------------------------
                                                                    Sale Of          Sale of       Sale of
                                                   Historical       Bahia(1)       Comodoro(2)   Santa Fe(3)   Pro Forma
                                                   ----------       --------       -----------   -----------   ---------
                                                                (In Thousands, Except Share And Per Share Data)
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
Service and other revenue.......................    $  44,359      $(13,043)       $    --       $   --        $  31,316
Management fee income from related parties......          738            --             --           --              738
Operating expense...............................      (27,896)        5,174             --           --          (22,722)
Selling, general and administrative expense.....      (39,838)        4,395             --           --          (35,443)
Depreciation and amortization...................      (38,751)        2,683             --           --          (36,068)
                                                    ---------      --------        -------       ------        ---------
   Net operating loss..........................       (61,388)         (791)            --           --          (62,179)
Other income (expense):
Equity in losses of affiliated companies, net...      (37,542)           --             55          956          (36,531)
Interest, net ..................................      (53,018)        1,728(4)       1,089(4)     2,009(4)       (48,192)
Provision for losses on investment
  related costs.................................       (6,454)           --             --           --           (6,454)
Other ..........................................       (1,710)           50             --           --           (1,660)
                                                    ---------      --------        -------       ------        ---------
   Net loss.....................................    $(160,112)     $    987        $ 1,144       $2,965        $(155,016)
                                                    =========      ========        =======       ======        =========

   Net loss per common share ...................    $   (4.09)     $   0.03        $  0.03       $ 0.07        $   (3.96)
                                                    =========      ========        =======       ======        =========
   Weighted average number of shares
     outstanding................................   39,191,640    39,191,640     39,191,640   39,191,640       39,191,640
                                                   ==========    ==========     ==========   ==========       ==========

(1) Represents the elimination of revenues and expenses for Bahia recognized through consolidation during the year ended February 28, 1997 and the six months ended August 31, 1997. Bahia was acquired in October 1996, and its operating results were consolidated with the Company's beginning November 1, 1996.
(2) Represents the elimination of the equity in losses of Comodoro recognized during the six months ended August 31, 1997.
(3) Represents the elimination of the equity in losses of Santa Fe recognized during the six months ended August 31, 1997.
(4) Represents the elimination of interest expense on the Toronto Dominion Note and the elimination of interest expense on the purchase money notes payable to sellers.

(c)   EXHIBITS

      10.1 Stock Purchase Agreement, dated as of October 17, 1997, by and among Multicanal S.A., as Buyer, and United International Holdings Argentina, S.A. and UIH Argentina, Inc., as Sellers, relating to the sale of the companies operating in Bahia Blanca.
      10.2 Stock Purchase Agreement, dated as of October 20, 1997, by and among Supercanal Holding S.A., as Buyer, and United International Holdings Argentina, S.A. and UIH Argentina, Inc., as Sellers, relating to the sale of the companies operating in Comodoro Rivadavia and Trelew
      10.3 Stock Purchase Agreement, dated as of October 20, 1997, by and among Supercanal Holding S.A., as Buyer, and UIH Argentina, Inc. and CV American Holdings L.L.C., as Sellers, relating to the sale of the companies operating in Santa Fe and Entre Rios.
      10.4 Form of Escrow Agreement executed by and among U.S. Bank National Association dba Colorado National bank, as Escrow Agent, and the applicable Buyer and Sellers in connection with the closing of the transactions contemplated by each of the foregoing Stock Purchase Agreements.
      10.5 Assignment and Amendment Agreement, dated as of October 29, 1997, by and among Supercanal Holding S.A., as Assignor, Multicanal S.A. and Cablevision S.A., as Assignees, and UIH Argentina, Inc. and CV American Holdings L.L.C., as Sellers. This agreement was signed, and the transactions contemplated thereby were closed, on October 29, 1997.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



UNITED INTERNATIONAL HOLDINGS, INC.


Date: November 10, 1997
      -----------------


By: /s/ J. Timothy Bryan
   -----------------------------------
        J. Timothy Bryan
        Chief Financial Officer
        (A Duly Authorized Officer and
           Principal Financial Officer)







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